SUPPLEMENT TO PROSPECTUS
                RANSON UNIT INVESTMENT TRUST, SERIES 62
           DEFINED GROWTH STRATEGY 5 & 10 (JANUARY 1998 SERIES)

The table on page 11 is replaced with the following:

                         COMPARISON OF TOTAL RETURN (2)

                   Five Lowest Priced Stocks
                      of the Ten Highest           Ten Highest Yielding
                   Yielding DJIA Stocks (1)           DJIA Stocks (1)              Dow Jones
                     One Year     Two Year         One Year     Two Year          Industrial
  Year               Strategy     Strategy         Strategy     Strategy         Average (DJIA)
 ------            -------------------------       ---------------------       --------------------
  1977                 3.46%        3.46%            -.56%        -.56%            -12.70%
  1978                 1.50         8.93             0.79         7.55               2.69
  1979                12.05        12.05            14.03        14.03              10.52
  1980                40.52        35.46            27.25        22.04              21.41
  1981                 3.80         3.80             7.60         7.60              -3.40
  1982                41.88        34.41            25.36        19.35              25.79
  1983                36.11        36.11            38.75        38.75              25.68
  1984                11.07        12.75             5.96         7.18               1.05
  1985                37.84        37.84            29.45        29.45              32.78
  1986                30.31        21.77            34.37        21.99              26.92
  1987                11.06        11.06             6.02         6.03               6.02
  1988                22.63        22.03            24.33        24.18              15.95
  1989                10.53        10.53            24.78        24.78              31.71
  1990               -15.27        23.17            -7.57        16.00              -0.58
  1991                61.94        61.94            35.73        35.73              23.93
  1992                23.27        13.24             7.98        10.38               7.35
  1993                34.53        34.53            27.26        27.26              16.74
  1994                 8.08         2.90             4.12         5.89               4.99
  1995                30.41        30.41            36.58        36.58              36.49
  1996                26.12        33.20            28.58        32.07              28.18
  1997                17.22        17.22            18.41        18.41              22.93

--------------------

(1) The Five Lowest Priced Stocks of the Ten Highest Yielding DJIA Stocks and the Ten Highest Yielding DJIA Stocks for any given period were selected by ranking the dividend yields for each of the stocks in the DJIA as of the beginning of the period (each year for the One Year Strategy columns and every other year for the Two Year Strategy columns commencing December 31,
     1976), based upon an annualization of the last quarterly or semi-annual ordinary dividend distribution (which would have been declared in the preceding year) divided by that stock's market value on the first trading day on the New York Stock Exchange in the given period.
(2) Total Return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any sales charges, commissions, expenses or taxes. Total Return does not take into consideration any reinvestment of dividend income. Based on the hypothetical returns contained in the table, over the 21 calendar years above, the Five Lowest Priced Stocks of the Ten Highest Yielding DJIA Stocks One Year Strategy and the Ten Highest Yielding DJIA Stocks One Year Strategy achieved an average annual total return of 20.50% and 18.04%, respectively, as compared to the average annual total return of the DJIA which was 14.90%. Based on the hypothetical returns contained in the table, over the 21 calendar years above, the Five Lowest priced Stocks of the Ten Highest Yielding DJIA Stocks Two Year Strategy and the Ten Highest Yielding DJIA Stocks Two Year Strategy achieved an average annual total return of 21.77% and 19.07%, respectively. Although the Trusts seek to achieve a better performance than the DJIA, there can be no assurance that either Trust will outperform the DJIA over its two year life or over consecutive rollover periods, if available.



January 6, 1998